UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________

SCHEDULE 14A

______________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

Palmer Square Capital BDC Inc.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PALMER SQUARE CAPITAL BDC INC.
1900 Shawnee Mission Parkway, Suite 315
Mission Woods, Kansas 66205
(816) 994-3200

November 23, 2020

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Palmer Square Capital BDC Inc., a Maryland corporation (the “Company,” “we,” “us” or “our”), to be held electronically via live webcast on Wednesday, December 9, 2020 at 10:00 a.m., Central Time. The live webcast will be accessible over the internet at www.virtualshareholdermeeting.com/PSCBDC.

The notice of the Annual Meeting and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (1) elect one director of the Company; (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and (3) to transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on November 10, 2020. It is very important that your shares be represented at the Annual Meeting. Even if you plan to attend the meeting electronically via the live webcast, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by authorizing your proxy through the Internet at www.proxyvote.com or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,
/s/ Christopher D. Long
Christopher D. Long Chairman, Chief Executive Officer and President

PALMER SQUARE CAPITAL BDC INC.
1900 Shawnee Mission Parkway, Suite 315
Mission Woods, Kansas 66205
(816) 994-3200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2020

Notice is hereby given to the holders of shares of common stock, $0.001 par value per share, (the “Stockholders”) of Palmer Square Capital BDC Inc., a Maryland corporation (the “Company,” “we,” “us” or “our”) that:

The Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) will be held electronically via live webcast on Wednesday, December 9, 2020 at 10:00 a.m., Central Time, to consider and vote on the following proposals:

1.      To elect one Class II director of the Company who will serve until the 2023 annual meeting of the Company’s stockholders, or until his or her successor is duly elected and qualified;

2.      To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.      To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

The live webcast will be accessible over the Internet at www.virtualshareholdermeeting.com/PSCBDC.

You have the right to receive notice of, and to vote at, the Annual Meeting if you were a Stockholder of record at the close of business on November 10, 2020.

We have enclosed our registration statement on Form 10 as filed with the Securities and Exchange Commission on January 27, 2020, proxy statement and a proxy card.

Even if you plan to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or authorize your proxy by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card.

Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Sincerely yours,
/s/ Stacy Brice
Stacy Brice Secretary

Mission Woods, Kansas
November 23, 2020

This is an important Annual Meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically via the Internet or by telephone. Please see the enclosed proxy statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to this Annual Meeting, you still may attend the meeting and vote your shares electronically via the live webcast if you wish to change your vote.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on December 9, 2020.

Our notice of the Annual Meeting, proxy statement, and registration statement on Form 10 are available on the Internet at www.proxyvote.com.

The following information applicable to the Annual Meeting may be found in the notice of the Annual Meeting, proxy statement and accompanying proxy card:

•        The date, time and location of the meeting;

•        A list of the matters intended to be acted on and our Board of Directors’ recommendations regarding those matters;

•        Any control/identification numbers that you need to access your proxy card; and

•        Information on how to obtain directions to attend the Annual Meeting electronically via the live webcast.

PALMER SQUARE CAPITAL BDC INC.
1900 Shawnee Mission Parkway, Suite 315
Mission Woods, Kansas 66205
(816) 994-3200

PROXY STATEMENT

For

2020 Annual Meeting of Stockholders
To Be Held on December 9, 2020

This document provides the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Palmer Square Capital BDC Inc., a Maryland corporation (the “Company,” “we,” “us” or “our”), for use at our 2020 Annual Meeting of Stockholders (the “Annual Meeting”), to be held electronically via live webcast on Wednesday, December 9, 2020 at 10:00 a.m., Central Time, and at any postponements or adjournments thereof. The live webcast will be accessible over the Internet at www.virtualshareholdermeeting.com/PSCBDC. To participate in the Annual Meeting electronically, you will need the Control Number included on your proxy card.

This Proxy Statement and the Company’s Registration Statement on Form 10 as filed with the Securities and Exchange Commission on January 27, 2020 (the “Form 10”), are being mailed to the Company’s stockholders of record as of the close of business on November 10, 2020 (the “Stockholders”) on or about November 25, 2020.

We encourage you to access the Annual Meeting prior to the start time. The live webcast will begin promptly at 10:00 a.m., Central Time on December 9, 2020. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. Technical support will be available on the meeting website starting approximately 9:45 a.m., Central Time and will remain available until the Annual Meeting has finished. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection if they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting. Please see “How to Participate in the Annual Meeting” below for additional details.

We encourage you to vote your shares, either by voting electronically via the live webcast of the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign, date and mail the accompanying proxy card or authorize your proxy by telephone or through the Internet, and the Company receives it in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card you execute, the shares covered by the proxy card will be voted FOR the election of the nominee as Director and FOR the ratification of the Company’s independent registered public accounting firm. If any other business is brought before the Annual Meeting, your votes will be cast at the discretion of the proxy holders, subject to applicable SEC rules.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed later-dated proxy, or by voting electronically via the live webcast of the Annual Meeting. Any stockholder of record attending the Meeting virtually by live webcast may vote electronically whether or not he or she has previously authorized his or her shares to be voted by proxy.

If you want to submit a question during the Annual Meeting, log into the live webcast at www.virtualshareholdermeeting.com/PSCBDC, type your question into the “Ask a Question” field, and click “Submit.”

Only questions submitted via the live webcast that are pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by Stockholders generally, or use blatantly offensive language may be ruled out of order. Additionally, the Company may not be able to answer multiple questions submitted by the same Stockholder. Questions pertinent to the Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints will be posted online and answered at the Company’s website at www.palmersquarecap.com. The questions and answers will be available as soon as practicable after the Annual Meeting and will remain available until one week after posting.

PURPOSE OF ANNUAL MEETING

At the Annual Meeting, you will be asked to consider and vote on the following proposals:

1.      To elect one Class II director of the Company who will serve until the 2023 annual meeting of the Company’s stockholders, or until his or her successor is duly elected and qualified;

2.      To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.      To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

VOTING SECURITIES

You may vote at the Annual Meeting only if you were a Stockholder of record at the close of business on November 10, 2020 (the “Record Date”) or if you hold a valid proxy from a Stockholder of record as of the Record Date. There were 12,423,949 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), outstanding on the Record Date. Each share of Common Stock entitles the holder to cast one vote on each matter properly brought before the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.

QUORUM REQUIRED

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically via the live webcast or by proxy, of Stockholders entitled to cast a majority of the votes entitled to be cast on the Record Date will constitute a quorum. If there are not enough votes for a quorum, the chair of the meeting may adjourn the Annual Meeting to permit the further solicitation of proxies.

HOW TO PARTICIPATE IN THE ANNUAL MEETING

The Annual Meeting will be conducted virtually, on Wednesday, December 9, 2020 at 10:00 a.m., Central Time, via live webcast.

Stockholders of record can participate in the Annual Meeting virtually by logging in to www.virtualshareholdermeeting.com/PSCBDC and following the instructions provided. We recommend that you log in at least ten minutes before the Annual Meeting to ensure you are logged in when the meeting starts. Only registered Stockholders as of the Record Date may submit questions and vote at the Annual Meeting. You may still virtually participate in the Annual Meeting if you vote by proxy in advance of the Annual Meeting.

Upon written request from a Stockholder of record as of the Record Date, the Company’s legal counsel, Dechert LLP, will stream the webcast live at its offices located at 1900 K Street NW, Washington, DC 20006. Please note that no members of the Company’s management or the Board will be in attendance at this location. If you wish to attend the Annual Meeting via webcast at the Washington, DC offices of Dechert LLP, please submit a written request to Palmer Square Capital BDC Inc., Attention: Secretary, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, to be received no later than December 8, 2020. Your written request must include your name as stockholder of record and the number of shares of the Company’s common stock you hold.

The Company and Dechert LLP are sensitive to the health and travel concerns of the Company’s stockholders and the evolving recommendations from public health officials. Due to the difficulties arising from the coronavirus known as COVID-19, the location, means, or other details of attending the webcast of the Annual Meeting at Dechert LLP’s Washington, DC offices may change. In the event of such a change, and if a stockholder of record has requested to attend the meeting via webcast at Dechert LLP’s Washington, DC offices, the Company will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, along with other steps, but may not deliver additional soliciting materials to stockholders or otherwise amend the proxy materials. The Company plans to announce these changes, if any, at www.palmersquarecap.com, and encourages you to check the “Newsroom” section of this website prior to the Annual Meeting if you plan to attend the webcast at the Washington, DC offices of Dechert LLP.

VOTES REQUIRED

Proposal 1 — Election of Director

The election of directors requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast, and, as a result, will have no effect on the election of the nominee.

Proposal 2 — Ratification of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Adjournment and Additional Solicitation

If there appear not to be enough votes to approve the proposals at the Annual Meeting, the chair of the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time without notice other than announcement at the meeting to permit further solicitation of proxies.

A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

INFORMATION REGARDING THIS SOLICITATION

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the Form 10, the accompanying Notice of Annual Meeting of Stockholders, and the proxy card. The Company intends to use the services of U.S. Bancorp Fund Services, LLC (“US Bank”), the Company’s sub-administrator, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and/or by telephone, e-mail or facsimile transmission by directors or officers of the Company and/or officers or employees of Palmer Square BDC Advisor LLC (the “Adviser”), the Company’s external investment adviser. The Adviser is located at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205. No additional compensation will be paid to directors, officers or regular employees of the Company or the Adviser, as applicable, for such services.

Stockholders may authorize proxies and provide their voting instructions through the Internet, by telephone, or by mail by following the instructions on the proxy card. These options require Stockholders to input the Control Number, which is provided on the proxy card. If you authorize a proxy using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.

If a Stockholder wishes to participate in the Annual Meeting but does not wish to authorize his, her or its proxy by telephone or Internet, the Stockholder may authorize a proxy by mail by completing and executing the accompanying proxy card and returning it in the postage-paid envelope or attend the Annual Meeting via live webcast.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the Stockholder who gave the proxy, even if the proxy being revoked was given by telephone or electronically, and should be delivered to the Company’s Secretary. The notice of revocation may be delivered by mail or electronically via the live webcast of the Annual Meeting. In addition, a later-dated proxy granted by any means will automatically revoke any prior proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, to our knowledge, no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Our directors consist of interested directors and independent directors. An interested director is an “interested person,” as defined in Section 2(a)(19) the 1940 Act, of the Company (the “Interested Directors”), and independent directors are all other directors (the “Independent Directors”).

The following table shows information as of the Record Date, unless otherwise indicated, regarding the beneficial ownership of our Common Stock by: (i) each person that the Company believes beneficially holds more than 5% of the outstanding shares of Common Stock based solely on the Company’s review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 16 of the Exchange Act; (ii) each director and nominee; (iii) each executive officer of the Company; and (iv) all directors and executive officers as a group.

As of the Record Date, 12,423,949 shares of our Common Stock were issued and outstanding. Unless otherwise indicated, all persons named as beneficial owners of our Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is c/o Palmer Square Capital BDC Inc., Attention: Secretary, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

Name and Address	Shares Owned(1)		Percentage of Common Stock Outstanding(2)
Christopher D. Long	26,131	(3)	*
Jeffrey D. Fox	7,839		*
Megan L. Webber	—		—
James W. Neville Jr.	—		—
Christopher C. Nelson	—		—
Angie K. Long	26,131	(3)	*
Scott A. Betz	3,920		*
All directors and executive officers as a group (7 persons)	37,890		*
Excelsior Holdings D2 LLC(4)	2,613,051		21.0%
Alaris Master Fund, LP(5)	1,478,675		11.9%
Caravel Holdings LLC(6)	1,567,831		12.6%
BFFV19, LLC(7)	783,915		6.3%
Pilot Credit, LLC(8)	625,826		5.0%

____________

*        Represents less than 1.0% of the issued and outstanding shares of our Common Stock as of the Record Date.

(1)      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.

(2)      Based on a total of 12,423,949 shares of Common Stock issued and outstanding on the Record Date.

(3)      Includes 26,131 shares of Common Stock indirectly held by the Christopher D. Long Revocable Trust, for which Mr. Long and Ms. Long disclaim beneficial ownership except to the extent of his or her pecuniary interests therein.

(4)      Based on information provided in a Schedule 13D filed on March 27, 2020, Excelsior Holdings D2 LLC (“Excelsior”) reported shared voting and dispositive power with respect to 2,613,051 shares of our Common Stock. Excelsior Holdings D LLC, a Delaware limited liability company (“Holdings LLC”) is the managing member of Excelsior. As managing member of Excelsior, Holdings LLC exercises dispositive and voting power over the shares beneficially owned by Excelsior. The principal business address of each of Excelsior and Holdings LLC is 6000 France Ave. S., Suite 550, Minneapolis, Minnesota, 55435.

(5)      Based on information provided in a Schedule 13G filed on March 27, 2020 and a Form 4 filed on April 22, 2020, Alaris Master Fund LP reported shared voting and dispositive power with respect to 1,478,675 shares of our Common Stock. Alaris Capital, LLC is the general partner of Alaris Master Fund LP and may be deemed to be an indirect beneficial owner of the shares. The principal business address of each of Alaris Master Fund LP and Alaris Capital, LLC is 4900 Main Street, Suite 600, Kansas City, Missouri 64112.

(6)      Based on information provided in a Schedule 13G filed on March 27, 2020, Caravel Holdings LLC reported shared voting and dispositive power with respect to 1,567,831 shares of our Common Stock. The shares are owned directly by Caravel Holdings LLC, which is a wholly owned subsidiary of Seaboard Foods LLC, which is a wholly owned subsidiary of Seaboard Corporation. Seaboard Foods LLC and Seaboard Corporation may each be deemed to be an indirect beneficial owner of the shares. The principal business address of each of Caravel Holdings LLC, Seaboard Foods LLC and Seaboard Corporation is 9000 West 67th Street, Merriam, Kansas 66202.

(7)      Based on information provided in a Schedule 13G filed on March 27, 2020, BBFV19, LLC reported shared voting and dispositive power with respect to 783,915 shares of our Common Stock. The shares are owned directly by BFFV19, LLC. Martin Christopher Bicknell is the Elected Manager of each of the entities that collectively own all of the outstanding membership interests of BFFV19, LLC, and thus, Mr. Bicknell may be deemed to be an indirect beneficial owner of the shares. The principal business address of each of BFFV19, LLC and Mr. Bicknell is 5700 W 112th Street, Suite 500, Overland Park, Kansas 66211.

(8)      The principal business address for Pilot Credit, LLC is 1055 Hillcrest Road, Suite F-4, Mobile, Alabama 36695.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our Common Stock, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2019, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

Information as to the beneficial ownership listed in the table below is based on information furnished to the Company by the persons listed in the table. We are not part of a “family of investment companies,” as that term is defined under SEC rules. The following table sets forth the dollar range of our Common Stock beneficially owned by each of our directors as of the Record Date.

Name of Director	Dollar Range of Equity Securities in Palmer Square Capital BDC Inc.(1)
Independent Directors
Megan L. Webber	None
James W. Neville Jr.	None
Christopher C. Nelson	None
Interested Directors
Christopher D. Long	Over $100,000
Jeffrey D. Fox	Over $100,000

____________

(1)      Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with the Company’s Bylaws (the “Bylaws”), the Board currently has five members. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at the annual meeting of the Company’s stockholders each year. After this election, the terms of Class I, Class II and Class III directors will expire in 2022, 2023 and 2021, respectively. Each director will hold office for the term to which he or she is elected, or until his or her successor is duly elected and qualifies.

A Stockholder can vote for, or instruct his, her or its proxy to withhold his, her or its vote from, the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that Christopher C. Nelson will be unable or unwilling to serve.

THE BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Information about the Nominee and Non-Nominee Directors

Certain information with respect to the Class II nominee for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director of the Company.

Christopher C. Nelson has been nominated for election as a Class II director for a term expiring at the annual meeting of the Company’s stockholders in 2023. Mr. Nelson is not being proposed for election pursuant to any agreement or understanding between Mr. Nelson, on the one hand, and the Company or any other person or entity, on the other hand.

Nominee for Class II Director — Term Expiring 2023

Mr. Nelson is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years(2)
Independent Director
Christopher C. Nelson – 46	Director	Class II Director since November 2019; Term Expires 2020	Wealth Advisor at SeaCrest Wealth Management, a financial advisory firm, since May 2018. Vice President at Enterprise Trust Company, an investment management firm, from February 2013 to February 2018.	None

Class I Directors — Term Expiring 2022 (continuing directors not up for re-election at the Annual Meeting)

Mr. Long is an “interested person” of the Company as defined in the 1940 Act due to his positions as Chief Executive Officer and President of the Company and his relationship with, and indirect financial interest in, the Adviser. Ms. Webber is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years(2)
Interested Director
Christopher D. Long – 45	Chief Executive Officer, President and Chairman	Class I Director since November 2019; Term Expires 2022	Chief Executive Officer of Palmer Square Capital Management LLC.	None
Independent Director
Megan L. Webber – 45	Director	Class I Director since November 2019; Term Expires 2022	Financial Reporting Manager at The Anschutz Corporation, a private holding company.	Member of the Board of Trustees of Palmer Square Opportunistic Income Fund since August 2014. Member Montage Managers Trust, a registered investment company (ceased operations in 2017).

Class III Directors — Term Expiring 2021 (continuing director not up for re-election at the Annual Meeting)

Mr. Fox is an “interested person” of the Company as defined in the 1940 Act due to his positions as Chief Financial Officer and Treasurer of the Company and his relationship with, and indirect financial interest in, the Adviser. Mr. Neville is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years(2)
Interested Director
Jeffrey D. Fox – 46	Chief Financial Officer, Treasurer and Director	Class I Director since November 2019; Term Expires 2021	President of Palmer Square Capital Management LLC since March 2020. Managing Director of Palmer Square Capital Management LLC from April 2013 to March 2020.	None
Independent Director
James W. Neville Jr. – 56	Director	Class I Director since November 2019; Term Expires 2021	Proprietary trader and investor. Portfolio Manager at Great Plans Principal Trading, an asset management firm, from January 2012 through June 2019.	Member of the Board of Trustees of Palmer Square Opportunistic Income Fund since August 2014. Member Montage Managers Trust, a registered investment company (ceased operations in 2017).

____________

(1)      The business address of each of our directors is c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

(2)      No director otherwise serves as a director of an investment company subject to the Investment Company Act of 1940, as amended.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each director and director-nominee (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each person possesses, and which the Board believes has prepared each director to be effective. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors interact with the Adviser and also may benefit from information provided by the Company’s outside legal counsel. The Company’s outside legal counsel has significant experience advising funds, including other business development companies, and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that Such Individuals Should Serve as Directors of the Company

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Directors

Christopher D. Long

Mr. Long was appointed as our Chairman, Chief Executive Officer and President in 2019. Mr. Long has also served as Chief Executive Officer of our Adviser since 2019 and Chief Executive Officer of Palmer Square Capital Management LLC (“PSCM”) since 2009 and is responsible for managing our Adviser’s and PSCM’s overall business. Mr. Long also served as President of PSCM from 2009 to March 2020. Since PSCM’s inception, Mr. Long has been successful in not only building a highly-experienced investment team, but also an integrated credit investment platform that manages mutual fund offerings, private funds and separately managed accounts. PSCM has a client list that spans not only institutions and family offices, but also RIAs, bank/trust, and broker-dealers. Mr. Long’s previous work experience includes key investment roles at Prairie Capital and Sandell Asset Management as well as working at Morgan Stanley in the Credit Derivatives and Distressed Securities Group focused on the firm’s proprietary investments. Before Morgan Stanley, he worked at TH Lee Putnam Ventures, a private equity fund sponsored by Thomas H Lee Partners and Putnam Investments. In that role, he also served on the Board of Directors of Avero, Inc. and was a Board Observer for Parago, Inc. He started his career at JPMorgan & Co. in Leveraged Finance and Mergers & Acquisitions (FIG Group) advising corporations and private equity firms on investment banking and capital markets. Mr. Long previously served on the board of trustees of Palmer Square Opportunistic Income Fund (Nasdaq) from August 2014 to October 2018. Mr. Long is married to Angie K. Long, our Chief Investment Officer. He received an MBA degree from the Harvard Business School and an AB degree in Economics cum laude from Princeton University. The Board believes that Mr. Long’s strong investment and operating leadership experience qualifies him to serve on the Board.

Jeffrey D. Fox

Mr. Fox was appointed as our Chief Financial Officer and Treasurer in 2019. Mr. Fox has also served as Chief Financial Officer of our Adviser since 2019 and as President of PSCM since March 2020. Mr. Fox previously served as Managing Director of PSCM from April 2013 to March 2020. Prior to joining Palmer Square in April 2013, Mr. Fox worked for Sandler O’Neill and Partners from September 2011 to March 2013 where he was a Managing Director within Fixed Income where he was involved in the structuring and sales of many products including Collateralized Loan Obligations. Before Sandler O’Neill, Mr. Fox worked for Societe Generale as a Director within Global Markets Advisory where he was instrumental in the US CDO/CLO and RMBS Credit Advisory effort. His work included the restructuring of various structured credit legacy positions for European institutions as well as the modeling behind the corporate rating and pricing for various structured products. Prior to Societe Generale, Mr. Fox was employed by JPMorgan Chase & Co/Bear Stearns, where he was an Associate Director in the FAST organization focusing on the structuring of Trust Preferred CDOs and CLOs. Also while at Bear Stearns, Mr. Fox managed the global CDO analytics desk which included intensive credit modeling of various asset classes. Mr. Fox received a MS degree in Computer Information Systems from Arizona State University and a BS degree in Mathematics and Geology from Northern Arizona University. Mr. Fox holds the Series 7 and 63 licenses. The Board believes that Mr. Fox’s strong operational and financial experience qualifies him to serve on the Board.

Independent Directors

Megan L. Webber

Ms. Webber is a Financial Reporting Manager at The Anschutz Corporation, where she has worked for over 20 years. Prior to Anschutz Corporation, she was a Supervising Audit Senior at KPMG, LLP from 1997 to 2000. Ms. Webber has served on the board of trustees of Palmer Square Opportunistic Income Fund (Nasdaq) since 2014, and previously served on the board of trustees of Montage Managers Trust from July 2015 to March 2017. Ms. Webber received a BS in Accounting from Indiana University and received her CPA license in 1997. The Board believes that Ms. Webber’s strong financial and audit experience qualifies her to serve on the Board.

James W. Neville Jr.

Mr. Neville is an active proprietary trader and investor. He was a Portfolio Manager at Great Plains Principal Trading from January 2012 through June 2019. Prior to Great Plains Principal Trading, Mr. Neville served as a proprietary trader for over 23 years, focusing on agriculture futures and options as well as stock index futures and energy. Mr. Neville has served on the board of directors of Palmer Square Opportunistic Income Fund (Nasdaq) since 2014. The Board believes that Mr. Neville’s strong investment management and trading experience qualifies him to serve on the Board.

Christopher C. Nelson

Mr. Nelson is a Wealth Advisor at SeaCrest Wealth Management, where he has worked since May 2018. Prior to SeaCrest Wealth Management, Mr. Nelson was a Vice President at Enterprise Trust Company from February 2013 to February 2018, where he led the Kansas City team. Prior to that, Mr. Nelson held investment management roles at The Private Bank, Kornitzer Capital Management, and The Bank of New York. Mr. Nelson received a Bachelor of Arts in English from Gettysburg College in Gettysburg, Pennsylvania. The Board believes that Mr. Nelson’s strong investment management experience qualifies him to serve on the Board.

Corporate Governance

We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations.

Director Independence

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under the 1940 Act and our corporate governance guidelines. Our Board has determined that each of our directors, other than Mr. Christopher D. Long and Mr. Jeffrey D. Fox, is independent under the Exchange Act and the 1940 Act. Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board and our Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board limits membership on the Audit Committee to Independent Directors.

The Board’s Role in Risk Oversight

The Board’s role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board reviews risk management processes throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Audit Committee of the Board (which consists of all the Independent Directors) is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments. The Board’s risk oversight responsibilities include reviewing the reimbursement by the Company to the Adviser (in such capacity, the “Administrator”) of the allocable portion of the cost of the Company’s chief financial officer and chief compliance officer and their respective staffs on an annual basis.

Our Board also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board reviews, on an annual basis, a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The chief compliance officer’s annual report addresses, at a minimum, (a) the operation of the Company’s compliance policies and procedures and those of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the chief compliance officer meets separately in executive session with the Independent Directors at least once each year.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject under the 1940 Act as a business development company (“BDC”). As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally are not permitted to acquire any “non-qualifying asset” for purposes of Section 55 of the 1940 Act unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets, and we are generally not permitted to co-invest with affiliates and/or investment funds, accounts and vehicles managed by affiliates. We, the Adviser and PSCM have submitted an application for exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if the Board determines that it would be advantageous for us to co-invest with investment funds, accounts and investment vehicles managed by PSCM in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.

The Board’s Composition and Leadership Structure

Our Board monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our Board approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, three of the Company’s five directors are Independent Directors (and are not “interested persons”). However, Christopher D. Long, Chief Executive Officer of PSCM, and therefore an interested person of the Company, serves as Chairman of the Board. The Board believes that it is in the best interests of stockholders for Mr. Long to lead the Board because of his extensive knowledge of the financial services industry and capital markets in particular, as described above. The Board does not have a lead independent director. The Board believes that its leadership structure is appropriate in light of the characteristics and circumstances of the Company because the structure allocates areas of responsibility among the individual directors and its committee in a manner that enhances effective oversight. The Board also believes that its relatively small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our Adviser and the Board.

We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of a standing committee comprised solely of Independent Directors and the appointment of a chief compliance officer.

Board Meetings

For the year ended December 31, 2019, our Board held one Board meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board during the year ended December 31, 2019. The Board’s standing committee is set forth below. We require each director to make a diligent effort to attend all Board and committee meetings and to attend the Company’s annual meetings of stockholders. The Company is a newly organized Maryland corporation and did not hold a 2019 annual meeting of stockholders.

Committees of the Board of Directors

Audit Committee

The members of our Audit Committee are Megan L. Webber, James W. Neville and Christopher C. Nelson, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Ms. Webber serves as Chair of our Audit Committee. Our Board has determined that Ms. Webber is an “audit committee financial expert” under SEC rules. Our Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments; selecting our independent registered public accounting firm; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements; pre-approving the fees for services performed; reviewing, in consultation with the independent registered public accounting firm, the adequacy of internal control systems; reviewing our annual financial statements; overseeing internal audit staff, if any, and periodic filings; and receiving our audit reports and financial statements. For the year ended December 31, 2019, our Audit Committee met one time. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants. The Audit Committee has adopted a written Audit Committee Charter, which is attached as Annex A to this definitive proxy statement relating to our 2020 Annual Meeting of Stockholders.

The function of the Audit Committee is oversight. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the Company’s stockholders. The Board and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (subject, if applicable, to shareholder ratification).

In fulfilling their responsibilities, the members of the Audit Committee are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards.

Nominating and Corporate Governance Committee

The Company does not have a nominating and corporate governance committee because the Board believes that oversight of the Company’s corporate governance may adequately be performed by the full Board. The Board, as a whole, is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing a set of corporate governance principles and overseeing the evaluation of the Board. Decisions with respect to the Company’s corporate governance are made in consultation with the Company’s outside legal counsel and its chief compliance officer.

The Board considers Stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our Bylaws and any applicable law, rule or regulation regarding director nominations. Our Bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to our Secretary, Stacy Brice, c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in our Bylaws, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; the class, series and number of any shares of our stock beneficially owned , if any and the date such shares were acquired and the investment intent of such acquisition; whether the Stockholder submitting the nominee believes the director nominee is or is not an “interested person” of the Company as defined in the 1940 Act; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders. In order to be eligible to be a nominee for election as a director by a Stockholder, such potential nominee must deliver to our Secretary a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with services on the Board and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the Board in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards, and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Board also may consider such other factors as it may deem are in the best interests of the Company and its Stockholders.

Our Board has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of our Board, but the Board considers such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin.

Compensation Committee

The Company does not have a compensation committee because its executive officers do not receive compensation from us. The Board, as a whole, is responsible for reviewing the reimbursement by the Company to the Administrator of the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs on an annual basis and also participates in the consideration of director compensation. Decisions on director compensation are based on a review of data of comparable BDCs.

Executive Sessions and Communication with the Board

The Independent Directors serving on the Board typically meet in executive sessions at the conclusion of each regularly scheduled meeting of the Board, and additionally as needed, without the presence of any persons who serve as part of the Company’s management. These executive sessions of the Board are presided over by one of the Independent Directors serving on the Board selected on an ad-hoc basis.

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205. However, if Stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Stacy Brice, Secretary, c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205. All Stockholder communications received in this manner will be delivered to one or more members of the Board.

Information about Executive Officers Who Are Not Directors

The following information pertains to executive officers of the Company who do not serve on the Board:

Name, Address and Age(1)	Positions held with Company	Principal Occupation(s) During the Past 5 Years
Angie K. Long – 46	Chief Investment Officer

Ms. Long was appointed as our Chief Investment Officer in 2019. Ms. Long also serves as Chief Investment Officer of PSCM and has key responsibilities for all investment-related activities at PSCM. Prior to joining PSCM in 2011, Ms. Long worked for JPMorgan Chase & Co. in New York for 13 years. Ms. Long held many senior roles including Deputy Head of North American Credit Trading, Head of High Yield Trading, and Head of Credit Derivatives Trading. Ms. Long has been a trader of many products including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage, and structured credit. In addition, she worked with the Global Head of Credit Trading to help oversee risk management for the High Yield and High Grade credit trading books. Ms. Long is married to Christopher D. Long, our Chairman, Chief Executive Officer and President. Ms. Long received an AB degree in Economics from Princeton University and is also a CFA® charterholder.

Scott A. Betz – 42	Chief Compliance Officer

Mr. Betz was appointed as our Chief Compliance Officer in 2019. Mr. Betz also serves as Chief Operating Officer and Chief Compliance Officer of PSCM. Prior to joining PSCM in March 2018, Mr. Betz worked for over 14 years at Scout Investments, most recently as Chief Operating Officer, Chief Compliance Officer and Treasurer. Prior to joining Scout Investments, Mr. Betz worked for over six years at UMB Bank as a Performance Measurement Specialist and subsequently as Investment Technology Officer. Mr. Betz received an MBA degree and a BA degree in Political Science from the University of Missouri-Kansas City.

____________

(1)      The business address of each of our officers is c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

Each officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.

Code of Conduct, Code of Ethics and Insider Trading Policy

We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Board has adopted a Code of Ethics. The Code of Ethics applies to all of the Company’s directors and officers.

As required by the 1940 Act and the Investment Advisers Act of 1940, as amended, we and our Adviser have each adopted a Code of Ethics that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of our Adviser with respect to their personal investments and investment transactions. Our Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or held by us.

Compensation of Directors

The Independent Directors will receive an annual fee of $25,000 for the fiscal year ending December 31, 2020. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting, each special meeting and each committee meeting attended. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. No compensation is paid to directors who are “interested persons.” The Board reviews and determines the compensation of Independent Directors.

The following table shows information regarding the compensation earned by our directors for the year ended December 31, 2019. No compensation is paid by us to any interested director or executive officer of the Company.

Name	Aggregate Compensation from Palmer Square Capital BDC Inc.(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from Palmer Square Capital BDC Inc. Paid to Director(1)
Independent Directors
Megan L. Webber	$6,250	—	$6,250
James W. Neville Jr.	$6,250	—	$6,250
Christopher C. Nelson	$6,250	—	$6,250
Interested Directors
Christopher D. Long	$—	—	$—
Jeffrey D. Fox	$—	—	$—

____________

(1)      For a description of the Independent Directors’ compensation, see above.

(2)      We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Compensation of Executive Officers

None of our officers receives direct compensation from us. However, Messrs. Long and Fox, through their indirect financial interests in our Adviser, have an indirect pecuniary interest in the investment advisory fees paid by us under the investment advisory agreement with our Adviser (the “Advisory Agreement”). In addition, the Company is responsible for expenses incurred by the Administrator in connection with administering the Company’s business, including making payments to the Administrator based upon the Company’s allocable portion of the Administrator’s overhead and other expenses associated with performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the allocable portion of the costs of compensation and related expenses of the Company’s Chief Compliance Officer and Chief Financial Officer and their respective administrative support staffs.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Certain Relationships and Related Party Transactions

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the 1940 Act restricts us from participating in certain transactions with certain persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us. In addition, each of our directors and executive officers is required to complete questionnaire on an annual basis designed to elicit information about any potential related-party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors. We will not enter into any transactions unless and until we are satisfied that the transaction is not prohibited by the 1940 Act or, if such prohibitions exist, we have taken appropriate actions to seek Board review and approval or exemptive relief from the SEC for such transaction.

The Adviser, Palmer Square, and their affiliates, partners and employees (collectively, “PSCM Affiliates”) may engage in any other business and furnish investment management and advisory services and other types of services to others which may include, without limitation, serving as investment manager or sponsor of other collective investment vehicles or managed accounts that acquire interests in, provide financing to or otherwise deal in securities or other investments that would be suitable investments for us. PSCM Affiliates furnish investment management or advisory services to other persons with investment policies similar or different to those of us. Such persons may own securities or other instruments of the same class or type or which may be senior to those held by us, and they have incentives, financial or otherwise, to favor certain accounts or vehicles over others. There is no assurance that accounts with similar strategies or investment objectives will hold the same investments or perform in a similar manner. This and other future activities of PSCM Affiliates may give rise to additional conflicts of interest.

Subject to certain 1940 Act restrictions on co-investments with affiliates or in accordance with the conditions of any co-investment exemptive relief provided by the SEC, the Adviser offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with the Adviser’s code of ethics and allocation policies, we might not participate in each individual opportunity but, on an overall basis, the Adviser will seek to allocate investments across applicable client accounts in a manner that is fair and equitable on an overall basis.

The Adviser and its affiliates have both subjective and objective policies and procedures in place that are designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to us and its similar fiduciary obligations to other clients. To the extent that we compete with entities sponsored or managed by the Adviser or its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. The Adviser’s allocation policies are intended to ensure that, over time, we may generally share equitably with other accounts sponsored or managed by the Adviser or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other accounts. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Investment Advisory Agreement

We have entered into the Advisory Agreement with our Adviser pursuant to which we pay the Adviser a base management fee and incentive fee (which incentive fee is only payable following a listing of the Company’s Common Stock on a national securities exchange) in exchange for the Adviser’s services sourcing, reviewing and structuring investment opportunities for us, underwriting and performing diligence on our investments and monitoring our investment portfolio on an ongoing basis. Our Board initially approved the Advisory Agreement at an in-person meeting in November 2019, and the Company entered into the Advisory Agreement in January 2020. Messrs. Long and Fox, through their indirect financial interests in our Adviser, have an indirect pecuniary interest in the investment advisory fees paid by us under the Advisory Agreement. Under the incentive fee structure, our adjusted net investment income for purposes thereof will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may give rise to a conflict of interest for our Adviser to the extent that it encourages the Adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest. Additionally, we rely on investment professionals from the Adviser to assist our Board with the valuation of our portfolio investments. While the valuation for each portfolio investment that constitutes a material portion of our portfolio and that does not have a readily available market quotation will be reviewed by an independent valuation firm at least once annually, the ultimate determination of fair value will be made by our Board and not by such third-party valuation firm. The participation of the Adviser’s investment professionals in our valuation process could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of our total net assets. For the fiscal year ending December 31, 2019, the Adviser did not earn a base management fee or incentive fee, as we had not commenced operations.

Administration Agreement

We have entered into an Administration Agreement with the Administrator (the “Administration Agreement”) pursuant to which the Administrator furnishes us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services. Our Board approved the Administration Agreement in November 2019, and the Company entered into the Administration Agreement in January 2020. Under the Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. For the fiscal year ending December 31, 2019, we did not reimburse the Administrator for any services described above, as we had not commenced operations.

Resource Sharing Agreement

The Adviser is an affiliate of PSCM, with whom it has entered into a resource sharing agreement (the “Resource Sharing Agreement”). Under this agreement, PSCM provides the Adviser experienced investment professionals and access to the senior investment personnel and other resources of PSCM and its affiliates. The Resource Sharing Agreement provides the Adviser with access to deal flow generated by the professionals of PSCM and its affiliates and commits the members of the Adviser’s investment committee to serve in that capacity. The Adviser seeks to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of PSCM’s investment professionals. The Resource Sharing Agreement may be terminated by either party on 60 days’ notice.

License Agreement

We have also entered into a license agreement (the “License Agreement”) with Palmer Square under which Palmer Square has granted us a non-exclusive, royalty-free license to use the name “Palmer Square” for specified purposes in our business. Under the License Agreement, we have a right to use the “Palmer Square” name, subject to certain conditions, for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Palmer Square” name.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of all of Independent Directors has selected PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020. This selection is presented for ratification by the Stockholders. It is expected that a representative of PwC will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions. The Company does not know of any direct or indirect financial interest of PwC in the Company.

Principal Accountant Fees and Services

The following aggregate fees by PwC, the Company’s independent registered accounting firm for the fiscal year ended December 31, 2019, were billed to the Company for work attributable to audit, tax and other services provided to the Company for such fiscal year.

Fiscal Year Ended December 31, 2019
Audit Fees	$20,000
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$20,000

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were provided by PwC for the fiscal year ended December 31, 2019 in connection with statutory and regulatory filings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance and filings. These services include assistance regarding federal, state, and local tax compliance and filings.

All Other Fees

Other fees would include fees billed for products and services other than the services reported above.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PwC, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. Although there were no other fees incurred in the fiscal year ended December 31, 2019, if any of these would have been incurred, they would have been approved by the Audit Committee.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

AUDIT COMMITTEE REPORT2

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2019.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2019 with management and PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, for the fiscal year ended December 31, 2019, with and without management present.

The Audit Committee also has discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee has discussed with PwC its independence from management and the Company, as well as the matters in the written disclosures received from PwC as required by the applicable requirements of the PCAOB. The Audit Committee received a letter from PwC confirming its independence and discussed it with them. The Audit Committee reviewed and approved the amount of audit fees paid to PwC for the fiscal year ended December 31, 2019. The Audit Committee discussed and reviewed with PwC the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PwC’s audits and all fees paid to PwC during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by PwC for the Company. The Audit Committee has reviewed and considered the compatibility of PwC’s performance of non-audit services with the maintenance of PwC’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements for the fiscal year ended December 31, 2019 be included in the Company’s Registration Statement on Form 10 for filing with the SEC.

November 10, 2020

The Audit Committee

Megan L. Webber, Chair

James W. Neville Jr.

Christopher C. Nelson

____________

2         The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Annual Meeting or that may properly come before the Annual Meeting, apart from the consideration of an adjournment.

ANNUAL AND QUARTERLY REPORTS

Copies of our Registration Statement on Form 10, quarterly reports on Form 10-Q and current reports on Form 8-K are or will be available without charge upon request by calling us at (816) 994-3200. You may also direct your request to Palmer Square Capital BDC Inc., Attention: Investor Relations, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205. Copies of such reports are also available free of charge on the SEC’s website at www.sec.gov.

SUBMISSION OF STOCKHOLDER PROPOSALS

We currently expect that the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) will be held in December 2021, but the exact date, time and location of such meeting have yet to be determined. Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for the 2021 Annual Meeting, pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”), must ensure that notice of such proposal is received at our principal executive office no later than July 28, 2021, and that such proposal complies with all applicable requirements of Rule 14a-8.

In addition, any stockholder who intends to propose a nominee to the Board or propose any other business to be considered by the stockholders at the 2021 Annual Meeting (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8) must comply with the advance notice provisions and other requirements of our Bylaws, a copy of which is on file with the SEC, and may be obtained from our Secretary upon request. Any such proposals must be sent to our Secretary, c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

The advance notice provisions of our Bylaws require that nominations of persons for election to the Board and proposals of other business to be considered by the stockholders at the 2021 Annual Meeting must be made in writing and submitted to our corporate Secretary at the address above no earlier than June 26, 2021 and no later than 5:00 pm Eastern Time, on July 26, 2021 and must otherwise be a proper matter for action by the stockholders. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the 2021 Annual Meeting unless certain securities law requirements and requirements of our Bylaws are met.

The above procedures and requirements are only a summary of the provisions in our Bylaws regarding stockholder nominations of directors and proposals of business to be considered by the stockholders. Please refer to our Bylaws for more information on stockholder proposal requirements. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with the advance notice provisions and informational requirements of our Bylaws and other applicable requirements.

COMMUNICATIONS WITH THE BOARD

Any matter intended for the Board, or for any individual member of the Board, should be directed to our Secretary at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, with a request to forward the communication to the intended recipient. In general, any stockholder communication delivered to the Company for forwarding to Board members will be forwarded in accordance with the stockholder’s instructions. However, the Company reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials.

The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Mr. Scott A. Betz

Palmer Square Capital BDC Inc.

Chief Compliance Officer

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

The Audit Committee Members may be contacted at:

Ms. Megan L. Webber and/or Messrs. James W. Neville Jr. and Christopher C. Nelson

Palmer Square Capital BDC Inc.

Audit Committee Member(s)

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

You are cordially invited to attend our Annual Meeting virtually via live webcast. Whether or not you plan to attend the Annual Meeting via the live webcast, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope, or authorize a proxy to vote your shares via the Internet or telephone, so that you may be represented at the Annual Meeting.

Even if you plan to attend the meeting electronically via the live webcast, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.

By Order of the Board of Directors,
/s/ Stacy Brice
Stacy Brice
Secretary

Mission Woods, Kansas

November 23, 2020

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as are necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of our Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Annex A

AUDIT COMMITTEE CHARTER

I.     PURPOSE

The audit committee (the “Audit Committee”) of Palmer Square Capital BDC Inc., a Maryland corporation (the “Company”), is appointed by the board of directors of the Company (the “Board of Directors”) to monitor, pursuant to authority delegated to it by the Board of Directors, (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company independent registered accounting firm (the “independent accountants”), (iii) the performance of the Company’s internal audit function and the independent accountants and (iv) the compliance by the Company with legal and regulatory requirements.

II.     COMPOSITION

The Audit Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than three. The Audit Committee shall be comprised solely of Independent Directors. For purposes of this Audit Committee Charter, “Independent Directors” are members of the Board of Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, (ii) during such times as the Company’s common stock is listed on a securities exchange, are “independent directors” as defined under applicable securities exchange rules, and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”), including the requirements that such persons not accept directly or indirectly any consulting, advisory, or other compensation from the Company or any subsidiary thereof (other than directors’ fees received in his or her capacity as a member of the board of directors of the Company or such subsidiary or the audit committee or another committee of the board of directors of the Company or such subsidiary), and that such persons cannot have participated in the preparation of the financial statements of the Company in the previous three years. The Board of Directors shall designate the members of the Audit Committee. The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least three members and be composed solely of Independent Directors. The members of the Audit Committee shall select its chairman.

For so long as the Company’s common stock is listed on a securities exchange (i) the Audit Committee shall at all times have at least one member that has accounting or related financial management expertise, as the Company’s Board of Directors interprets such qualification in its business judgment and (ii) all members of the Audit Committee must be financially literate, as such qualification is interpreted by the Company’s Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

As a matter of best practice, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time (the “Sarbanes-Oxley Act”). To that end, the Audit Committee shall consider at least annually whether one or more of its members qualifies to be designated by the Board of Directors as an “audit committee financial expert.” The Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more “audit committee financial expert(s)” and any related disclosure to be made concerning this matter. If a vacancy on the Audit Committee exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an “audit committee financial expert,” the Board of Directors will endeavor to fill such vacancy with another “audit committee financial expert,” as soon as reasonably practicable thereafter. The designation of a member of the Audit Committee as an “audit committee financial expert” does not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee and of the Board of Directors.

Annex A-1

III.     MEETINGS

Subject to the Company’s bylaws or other organizational documents and resolutions of the Board of Directors, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require. The chairman of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing. The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Audit Committee may invite any member of the Board of Directors who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings of the Audit Committee and provide information as the Audit Committee, in its sole discretion, considers appropriate.

A majority, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee.

IV.     AUTHORITY

The function of the Audit Committee is oversight. Management1 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting principles (“GAAP”). The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Company’s stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (subject, if applicable, to stockholder ratification).

Members of the Audit Committee are not full-time employees of the Company or management. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within and outside the Company and management from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company. In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted, as appropriate, to best react to a changing environment.

In discharging its responsibilities, the Audit Committee shall have authority to retain outside counsel or other consultants as the Audit Committee determines necessary to carry out its duties. The Audit Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants.

The Audit Committee shall have the authority to create subcommittees with such powers as the Audit Committee shall from time to time confer. The Audit Committee may delegate any of its responsibilities set forth in Section IV below, including its pre-approval responsibilities, to a subcommittee consisting of one or more of its members. The member(s) to whom any pre-approval responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

____________

1         For purposes of this Charter, the term “management” means the appropriate officers of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants). Also, for purposes of this Charter, the phrase “internal accounting staff” means the appropriate officers and employees of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants).

Annex A-2

The Audit Committee shall be given the resources, as determined by the Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.     RESPONSIBILITIES AND DUTIES

The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. The Audit Committee shall consult, on an ongoing basis, with management, the independent accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.

Nothing in this Audit Committee Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.

Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:

Retention of Independent Accountants and Approval of Services

1.      to appoint and retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate;

2.      to pre-approve the engagement of the independent accountants to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its authority and responsibility to pre-approve services to be provided by the Company’s audit firms;2

Oversight of the Company’s Relationship with the Independent Accountants

3.      to obtain and review a report from the independent accountants, at least annually, regarding:

(a)     the independent accountants’ internal quality-control procedures;

(b)    any material issues raised by the most recent internal quality-control review, or peer review, of the independent accountants, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent accountants;

(c)     any steps taken to deal with any of the issues described in clause (b) above; and

(d)    all relationships between the independent accountants and the Company;

4.      to evaluate the qualifications, performance and independence of the independent accountants, including the following:

(a)     evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Company;

____________

2         In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) to be rendered to the Company by the independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) rendered by the independent accountants to the Company’s investment adviser and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company.

Annex A-3

(b)    considering whether the independent accountant’s quality controls are adequate;

(c)     considering whether the provision of permitted non-audit services is compatible with maintaining the independent accountant’s independence; and

(d)    taking into account the opinions of management and the internal accounting staff (or other personnel responsible for the internal audit function);

5.      to ensure the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accountants on a regular basis;

6.      to recommend to the Board of Directors, as necessary, policies for the Company’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company;

7.      to discuss with the national office of the independent accountants, if appropriate, issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency;

8.      to consider the effect on the Company of:

(a)     any changes in accounting principles or practices proposed by management or the independent accountants;

(b)    any changes in service providers, such as the Company’s accountants or administrators, that could impact the Company’s internal controls;

(c)     any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources; and

(d)    regulatory and accounting initiatives on the Company’s financial statements, including any significant legal, compliance or regulatory matters that may have a material impact on the Company’s business, financial statements or compliance policies;

9.      to annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence;

10.    to interact with the Company’s independent accountants, including reviewing and, where necessary, assisting in resolution of disagreements that have arisen between management and the independent accountants regarding financial reporting;

Financial Statements and Disclosure Matters

11.    to review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K;

12.    to review and discuss with management and the independent accountants the Company’s earnings releases and quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements;

13.    to meet with the independent accountants periodically during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, and, as appropriate:

(a)     to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;

Annex A-4

(b)    to review the Company’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

(c)     to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Company’s financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the independent accountants’ comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;

(d)    to review with the independent accountants their opinions as to the fairness of the Company’s financial statements;

(e)     to review any accounting adjustments that were noted or proposed by the independent accountants but were “passed” (as immaterial or otherwise);

(f)     to review any communications between the audit team and the independent accountants’ national office respecting auditing or accounting issues presented by the engagement;

(g)    to review any “management” or “internal control” letter issued, or proposed to be issued, by the independent accountants to the Company;

(h)    to review and discuss quarterly reports from the independent accountants relating to:

(1)    all critical accounting policies and practices to be used;

(2)    all alternative treatment of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and

(3)    other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences; and

(i)     to review with the independent accountants the matters required to be discussed by Statements on Auditing Standards or other professional standards relating to the conduct of an audit.

14.    to prepare the report required by the SEC to be included in the Company’s annual proxy statement;

15.    to review analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

Compliance Oversight

16.    to obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated;

17.    to investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Company operations;

18.    to establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:

(a)     the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(b)    the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

Annex A-5

19.    to discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies;

20.    to discuss with the Company’s counsel legal matters that may have a material impact on the Company’s financial statements or compliance policies;

21.    to review, to the extent required by applicable law, with both management and the independent accountants related-party transactions or dealings with parties related to the Company;

22.    to review and discuss with management and the independent accountants all off-balance sheet transactions and obligations;

Oversight of the Company’s Internal Audit Function

23.    to establish and annually review the Company’s procedures for: (a) the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

24.    to consider whether to grant any approvals or waivers sought under the Company’s Code of Conduct (the “Code”) adopted pursuant to the Sarbanes-Oxley Act and exchange listing rules;

25.    to review any alleged violations under the Code and to make any recommendations to the Board of Directors with respect thereto as it deems appropriate;

26.    to require the appropriate officers of the Company, internal accounting staff and individuals with internal audit responsibilities to meet with the Audit Committee for consultation on audit, accounting and related financial matters;

27.    to review proposed disclosures in the Company’s periodic reports to the SEC concerning any significant deficiencies in the design or operation of the Company’s internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Company’s internal controls, deemed necessary by management during such officers’ certification process for the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

28.    to discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;

Other

29.    to review and assess the adequacy of this Audit Committee Charter annually and submit any proposed modifications to the Board of Directors for approval;

30.    to evaluate the performance of the Audit Committee and its members at least annually, including the compliance of the Audit Committee with this Audit Committee Charter;

31.    to report its activities to the Board of Directors on a regular basis and to make such recommendations with respect to the matters described above, including presenting to the Board of Directors the Audit Committee’s conclusions with respect to the independent accountants, and other matters as the Audit Committee may deem necessary or appropriate; and

32.    with the assistance of an independent valuation firm, to aid the Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

Annex A-6

VI.     Miscellaneous

The Audit Committee may diverge from the specific activities outlined throughout this Audit Committee Charter as appropriate if circumstances or regulatory requirements change. In addition to these activities, the Audit Committee may perform such other functions as necessary or appropriate under applicable laws, regulations, the Company’s bylaws or other organizational documents and resolutions and other directives of the Board of Directors.

This Audit Committee Charter is in all respects subject and subordinate to the Company’s bylaws or other organizational documents

Approved: November 13, 2019

Re-approved: November 10, 2020

Annex A-7